EXHIBIT 10.11

Clinical Coating Agreement

SurModics, Inc.	CABG Medical, Inc.
9924 W 74th Street	14505 21st Avenue North, Suite 212
Eden Prairie, MN 55344	Minneapolis, MN 55447

(hereinafter referred to as “SURMODICS”)	(hereinafter referred to as “CABG”)

WHEREAS, CABG and SURMODICS are parties to a Mutual Confidential Disclosure Agreement, effective December 27, 2001 that prohibits CABG from using SURMODICS’ coatings in human subjects;

WHEREAS, CABG desires to (i) evaluate SURMODICS’ proprietary coating technology, and (ii) undertake limited human clinical trials of its devices that are coated at SURMODICS’ facilities, and SURMODICS is willing to grant its permission under the terms of this Agreement;

NOW, THEREFORE, for good and valuable consideration of which receipt is acknowledged, the parties agree as follows:

1.	PRIOR AGREEMENTS

The provisions of the Mutual Confidential Disclosure Agreement signed by the parties and effective December 27, 2001 shall continue in full force and effect to the extent not inconsistent with this Agreement.

2.	CLINICAL COATING

2.1	Product. “Product” means CABG’s stent couplings and throttles for bypass grafts.

2.2	Grant. SURMODICS grants CABG the limited right to use Product coated by SURMODICS under this Agreement in human clinical trials, such period of utilization ending September 30, 2004.

2.3	Limited Right. Except as provided herein, this Agreement does not grant CABG any license or rights under any patent rights or know-how of SURMODICS.

2.4	Coating Period and Quantity. For the period ending June 30, 2004, SURMODICS shall coat up to 1000 units of Product (each unit consisting of one stent coupling and one throttle).

2.5	FDA Master Files. The reagents produced by SURMODICS and used to coat Product for CABG’s human clinical trials shall meet the specifications contained in master files submitted by SURMODICS to the FDA and maintained by SURMODICS for purposes of premarket approval of medical devices.

3.	REPRESENTATIONS AND WARRANTIES

3.1	Safety and Efficacy. CABG shall be solely responsible for the safety and efficacy of all SURMODICS-coated Product to be used in human clinical trials.

3.2	Sterilization and Testing. All SURMODICS-coated Product to be used in human clinical trials shall be sterilized by CABG (or a third party contracted by CABG for such purpose), before use and shall be subjected by CABG to such quality control testing and performance testing before use as is commonly required for medical products of this type and as is required to ensure safety.

3.3	Reports. CABG will make periodic reports to SURMODICS with respect to the results of any human clinical trials using SURMODICS-coated Product.

3.4	Compliance. CABG represents and warrants to SURMODICS that CABG will, at all times, use, transport, and dispose of Product coated at SURMODICS’ facilities, in a manner that is in full compliance with all applicable laws and regulations, specifically including regulatory and export/import laws relating to human clinical trials of unapproved medical devices and specific to the country or countries in which such human clinical trials are conducted.

3.5	Insurance. CABG represents and warrants to SURMODICS that CABG (a) has in place an effective insurance program in a form reasonably sufficient to cover any foreseeable product liability claim or claims arising out of the use, transport, or disposal of Product coated at SURMODICS’ facilities, and (b) will provide SURMODICS with a certificate of insurance within thirty (30) days after signing this Agreement.

3.6	No Warranties. SURMODICS MAKES NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT WITH RESPECT TO ANY PRODUCT COATED AT SURMODICS’ FACILITIES,

4.	PRODUCT LIABILITY

CABG will defend and indemnify SURMODICS against all losses, liabilities, lawsuits, claims, expenses (including attorney’s fees), costs, and judgments incurred through personal injury, property damage, or other claims of third parties, arising from the design, manufacture, use, or sale of Product coated at SURMODICS’ facilities.

5.	GOVERNING LAW

This Agreement shall for all purposes be governed and interpreted in accordance with the laws of the State of Minnesota, except for its conflict of law provisions.

IN WITNESS WHEREOF, the parties have executed this Agreement, effective on the later of the dates on which this Agreement is signed by the parties below.

Accepted by:	Accepted by:
SurModics, Inc.	CABG Medical, Inc.

/s/ Robert W. Elliott, Jr Signature	/s/ Manuel A. Villafana Signature

ROBERT W. ELLIOTT, JR	MANUEL A. VILLAFANA

Printed Name	Printed Name

VP, LICENSING COUNSEL	CHAIRMAN + CEO

Title	Title

4/15/2003 Date	4/10/03 Date

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